Exhibit 99.2

BLOCKGRATION GLOBAL CORP.

Consolidated Financial Statements Three Months Ended March 31, 2020 (Expressed in US Dollars)

Report of Independent Registered Public Accounting Firm

To the shareholders and the board of directors of Blockgration Global Corp Results of Review of Interim Condensed Consolidated Financial Statements

We have reviewed the accompanying interim condensed consolidated balance sheet of Blockgration Global Corp (“the Company”) and its subsidiaries as of March 31, 2020, and the related interim condensed consolidated statements of operations and comprehensive loss and shareholder’s equity, for the three-months period ended March 31, 2020, cash flows for the three-months period ended March 31, 2020 and the related notes (collectively referred to as the ‘interim condensed consolidated financial statements’). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim condensed consolidated financial statements for them to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) ("PCAOB"), the balance sheet of the Company as of December 31, 2019, and the related statements of operations and comprehensive loss, shareholders’ equity and cash flows, for the year then ended (not presented herein); and in our report dated July 17, 2020, we expressed an unqualified opinion on those financial statements. In our opinion, the information set forth in the accompanying condensed balance sheet as of December 31, 2019, is fairly stated, in all material respects, in relation to the balance sheet from which it has been derived.

The Company’s Ability to Continue as a Going Concern

Note 2 of the Company's audited financial statements as of December 31, 2019, and for the year then ended discloses that the Company has incurred recurring losses from operations, has a net working capital deficiency and an accumulated deficit that raise substantial doubt about its ability to continue as a going concern. Our auditor's report on those financial statements includes an explanatory paragraph referring to the matters in Note 2 of those financial statements and indicating that these matters raised substantial doubt about the Company's ability to continue as a going concern. As indicated in Note 2 of the Company's unaudited interim condensed consolidated financial statements as of March 31, 2020, and for the three months then ended, the Company has still incurred recurring losses from operations, has a net working capital deficiency and an accumulated deficit as of March 31, 2020. The accompanying interim condensed consolidated financial information does not include any adjustments that might result from the outcome of this uncertainty.

Basis for Review Results

These interim condensed consolidated financial statements are the responsibility of the Company's management. We conducted our review in accordance with the standards of the PCAOB. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Company in accordance with the U.S.federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

# 27, Subramaniam Street, Abiramapuram, Chennai – 600018, Tamil Nadu Tel: +91 44 42903333 / 3300	Chennai • Bengaluru Gurugram •Hyderabad • Mumbai Coimbatore • Kochi • Madurai • Mangalore • Vijayawada Vizag • Nellore

A review of interim condensed consolidated financial statements consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements taken as a whole. Accordingly, we do not express such an opinion.

/S/ Manohar Chowdhry & Associates Chartered Accountants

Chennai, India August 4, 2020

UDIN: 20221916AAAACU6677

F-2

Blockgration Global Corp.
Condensed Consolidated
Balance Sheets (Expressed in US Dollars)

		March 31,	December 31,
As At,	Note	2020	2019
		(Unaudited)
ASSETS
Current assets
Cash and cash equivalents		$39,865	$38,549
Due from related parties	9	47,332	42,505
Other current assets		10,226	—
Total current assets		97,423	81,054
Non-current assets
Property and equipment, net	5	1,240	1,461
Goodwill	4	128,891	—
Intangible assets, net	6	932,153	380,301
Right-of-use asset	7	32,263	42,459
Security deposit		7,919	8,666
Total non-current assets		1,102,466	432,887
Total assets		$1,199,889	$513,941
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and accrued liabilities		$265,817	$346,674
Notes payable	8	112,784	69,247
Due to related parties	9	52,867	30,856
Lease obligation - current portion		21,475	23,501
Total current liabilities		452,943	470,278
Non-current liabilities
Lease obligation - long term portion		11,158	19,363
Total non-current liabilities		11,158	19,363
Shareholders' Equity
Common shares, no par value, authorized - unlimited issued and outstanding - 49,025,000
(December 31, 2019 - 40,550,100)	10	1,500,484	812,208
Cumulative translation adjustment		(15,030)	(12,990)
Accumulated deficit		(936,945)	(774,918)
Total shareholders' equity attributed to owners		548,509	(774,918)
Non-controlling interest		187,279
Total shareholders' equity		735,788	24,300
Total liabilities and shareholders' equity		$1,199,889	$513,941

Nature of operations (note 1); Going concern (note 2); Subsequent events (note 11)

Approved on behalf of the Board of Directors:

"Mahendra Naik" (signed)	"Krishnasamy Parthiban" (signed)
Director	Director

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-3

Blockgration Global Corp.

Consolidated Statements of Operations and Comprehensive Income (Loss)

(Expressed in US Dollars)

	Three months ended March 31,
	2020	2019
Revenue
Sale of services	$39,093	$46,220
Expenses
Consulting services	118,371	86,599
Professional fees	8,316	13,494
Advertising and promotion	1,037	—
Lease expense	6,536	10,403
General expenses and supplies	2,890	2,395
Depreciation and amortization (notes 5, 6)	29,873	10,830
Office expenses	18,734	141
Travel expense	13,651	10,899
Telephone	—	2,152
	199,408	136,913
Income (Loss) from operations	(160,315)	(90,693)
Income taxes
Current expense	—	—
Net income (loss)	$(160,315)	$(90,693)
Less: net income (loss) attributable to non-controlling
interest	(1,712)	—
Net income (loss) attributable to the Company	$(162,027)	$(90,693)
Comprehensive income (loss)
Net income (loss)	$(160,315)	$(90,693)
(Loss) Gain on foreign currency translation	(2,040)	(4,155)
Total Comprehensive income (loss)	$(162,355)	$(94,848)
Basic and diluted net loss per share	$(0.00)	$(907)
Weighted average number of
common shares outstanding - basic and diluted	48,065,823	100

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-4

Blockgration Global Corp.

Condensed Consolidated Statements of Cash Flows

(Expressed in US Dollars)

(Unaduited)

Three Months Ended March 31,	2020	2019
Cash flows provided by (used in) operating activities Net income (loss) for the period	$(162,027)	$(90,693)
Adjustments to reconcile net income (loss) to net cash used in operating activities: Depreciation and amortization	29,873	10,830
(Increase) Decrease in: Due from related parties	(7,045)	—
Other current assets	(10,226)	—
Increase (Decrease) in: Accounts payable and accured liabilities	(81,256)	6,656
Due to related parties	22,011	53,038
Net cash used in operating activities	(208,670)	(20,169)
Cash flows provided by (used in) investing activities Cash acquired from Zuum Global Services	29,822	—
Net cash provided by investing activities	29,822	—
Cash flows provided by (used in) financing activities Proceeds from notes payable	60,264	47,360
Proceeds from shares issued	122,547	—
Net cash provided by financing activities	182,811	47,360
Net change in cash	3,963	27,191
Effect of exchange rate changes on cash held in foreign currencies	(2,647)	460
Cash, beginning of period	38,549	2,393
Cash, end of period	$39,865	$30,044
Supplemental disclosure of non-cash investing and financing activities: Shares issued for acquisition of Zuum Global Services	$561,880	$—
Shares issued for acquisition of Virtublock OU	$3,849	—

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-5

Blockgration Global Corp.

Condensed Consolidated Statements of Changes in Shareholders' Equity (Expressed in US Dollars)

	Common shares		Cumulative
	Number of shares	Amount	translation adjustment	Accumulated Deficit	Non-controlling Interest	Total
Balance, December 31, 2019 (audited)	40,550,100	$812,208	$(12,990)	$(774,918)	$—	$24,300
Issued to Zuum as consideration for business acquisition (note 4)	6,500,000	561,880	—	—	185,567	747,447
Issued to Virtublock OU as consideration for acquisition	50,000	3,849	—	—	—	3,849
Shares issued for cash	1,924,900	122,547	—	—	—	122,547
Non-controlling interest	—	—	—	—	1,712	1,712
Foreign currency translation adjustment	—	—	(2,040)	—	—	(2,040)
Net loss for the period	—	—	—	(162,027)	—	(162,027)
Balance, March 31, 2020 (unaudited)	49,025,000	1,500,484	(15,030)	(936,945)	187,279	735,788
Balance, December 31, 2018 (audited)	100	$77	$12,287	$(244,686)	—	$(232,322)
Foreign currency translation adjustment	—	—	(4,155)	—	—	(4,155)
Net loss for the period	—	—	—	(90,693)	—	—
Balance, March 31, 2019	100	$77	$8,132	$(244,686)	$—	$(236,477)

The accompanying notes are an integral part of these condensed consolidated financial statements.

F-6

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

1.	Nature of operations

BLOCKGRATION GLOBAL CORP. (the “Company”) was incorporated in the Province of Ontario, Canada on April 4, 2018. The Company is engaged in the business of providing financial services technology and related services.

2.	Going concern assumption

Under ASC Subtopic 205-40, Presentation of Financial Statements-Going Concern ("ASC 205-40), the Company has the responsibility to evaluate whether conditions and/or events raise substantial doubt about its ability to meet its future financial obligations as they become due within one year after the date that the financial statements are issued. As required under ASC 205-40, management's evaluation should initially not take into consideration the potential mitigating effects of management's plans that have not been fully implemented as of the date the financial statements are issued. The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.

The accompanying unaudited condensed consolidated financial statements have been prepared in confirmity with accounting principles generally accepted in the United States of America ("US GAAP"), which contemplate continuation of the Company as a going concern. This assumes that the Company will continue in operation for the foreseeable future and will be able to realize assets and discharge its liabilities in the normal course of operations. The Company has most recently commenced business operations. It is unknown whether its business model, if successfully developed, will be able to achieve sufficient sales volume to generate a profit. As a newly incorporated Company that has only recently commenced active operations; it incurs operating losses, net operating cash outflow and working capital deficit, which casts significant doubt about the Company’s ability to continue as a going concern

There is no assurance that the Company will be able to obtain the external financing necessary to complete the development of its business objectives. The Company has no proven history of profitability, which casts doubt as to whether the Company will be able to continue as a going concern should it not be able to obtain the necessary financing to fund working capital and capital expenditures. The ability of the Company to arrange such financing in the future depends in part upon the prevailing capital market conditions as well as the business performance of the Company. If additional financing is raised by the issuance of shares from the treasury of the Company existing shareholders may have their interest diluted. If adequate financing is not available, the Company may be required to terminate its operations.

The Company reported accumulated deficit of $936,945. and $774,918 as at period ended March 31, 2020 and year ended December 31, 2019, respectively. The Company is actively seeking additional sources of financing. In assessing whether the going concern assumption is appropriate, management takes into account all available information about the future, which is at least, but not limited to, twelve months from the end of the reporting period. Management is aware, in making its assessment, of uncertainties related to events or conditions that may cast significant doubt upon the entity’s ability to continue as a going concern that these uncertainties are material and, therefore, that it may be unable to realize its assets and discharge its liabilities in the normal course of business. Accordingly, the Company's unaudited condensed consolidated financial statements do not give effect to adjustments that would be necessary should the Company be unable to continue as a going concern and therefore to realize its assets and discharge its liabilities and commitments in other than the normal course of business and at amounts different from those in the accompanying financial statements. These adjustments could be material. Zoompass Holdings Inc., the Company's holding company since April 20, 2020, has committed to give financial and operational support to the Company to operate and settle its obligation as they become due for the forseeable future.

F-7

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

3.	Significant accounting policies

The accompanying unaudited interim condensed consolidated financial statements and related notes have been prepared in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") for interim financial information, and in accordance with the rules and regulations of the United States Securities and Exchange Commission with respect to Form 10-Q and Article 8 of Regulation S-X. Accordingly, they do not include all of the information and footnotes required by U.S. GAAP for complete financial statements. The unaudited interim condensed consolidated financial statements furnished reflect all adjustments (consisting of normal recurring adjustments) which are, in the opinion of management, necessary for a fair statement of the results for the interim periods presented. Interim results are not necessarily indicative of the results for the full year. These unaudited interim condensed consolidated financial statements should be read in conjunction with the audited financial statements of the Company for the year ended December 31, 2019.

Basis of consolidation

The unaudited interim condensed consolidated financial statements include the financial statements of Blockgration Global Corp. and its subsidiaries. The accounts of subsidiaries are prepared for the same reporting period as the parent entity, using consistent accounting policies. All significant inter-company balances and transactions within the Company have been eliminated upon consolidation.

Legal entity	Location	Ownership interest
Zuum Global Services Inc. ("ZM")	Canada	70%
Virtublock OU ("VO")	Estonia	100%

Subsidiaries are all entities (including special purpose entities) over which the Company, either directly or indirectly, has the power to govern the financial and operating policies generally accompanying a shareholding of more than one half of the voting rights. Where the group does not directly hold more than one half of the voting rights, significant judgment is used to determine whether control exists. These significant judgments include assessing whether the group can control the operating policies through the group's ability to appoint the majority of directors to the board. The existence and effect of potential voting rights that are currently exercisable or convertible are considered when assessing whether the group controls another entity. Subsidiaries are fully consolidated from the date on which control is transferred to the group until the date on which control ceases.

Functional and presenation currency

These interim condensed consolidated financial statements are presented in United States dollars which is the presentation currency. The functional currency for the Company and ZM is Canadian dollars, and for VO is the United States dollars.

Use of estimates

The preparation of financial statements in confirmity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of financial statements and the reported amounts of revenues and expenses during the reporting period. The Company bases its estimates and assumptions on historical factors, current circumstances and the experience and judgment of management. The Company regularly assesses these estimates and records changes in estimates in the period in which they become known. Actual results could differ from those estimates.

F-8

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

3.	Significant accounting policies

The Company's functional currency is Canadian dollar which is the principal currency of business. The Company's reporting currency is the United States dollar and accordingly the financial statements are expressed in United States dollar.

The assets and liabilities are translated at the exchange rates on the balance sheet date, equity amounts are translated at historical exchange rates and revenue, expenses, gain and losses are translated using the average rate for the periods. Translation adjustments arising from these are reported as foreign currency translation adjustments and are shown as a component of other comprehensive income (loss) and accumulated in the statements of shareholders equity.

Recently issued accounting pronouncements

In August 2018, the FASB issued ASU no. 2018-13, Fair Value Measurement (Topic 820); which changes the fair value measurement disclosure requirements of ASC 820. The amendments in this ASU are the result of a broader disclosure project called FASB Concepts Statement, Conceptual Framework for Financial Reporting. The FASB used the guidance in the Concepts Statement to improve the effectiveness of ASC 820’s disclosure requirements. The objective of the disclosure requirements in this subtopic is to provide users of financial statements with information about assets and liabilities measured at fair value in the statement of financial position or disclosed in the notes to financial statements. The ASU includes but is not limited to the valuation techniques and inputs that a reporting entity uses to arrive at its measures of fair value, including judgments and assumptions that the entity makes, the uncertainty in the fair value measurements as of the reporting date, and how changes in fair value measurements affect an entity’s performance and cash flows. The ASU is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuanceof this ASU. The Company is currently in the early stages of evaluating the impact that adopting this standard will have on the financial statements.

In August 2018, the FASB issued ASU no. 2018-15, Intangibles, Goodwill, and Other - Internal Use Software (Subtopic 350-40): Customer's accounting for implementation costs incurred in a Cloud Computing Arrangement that is a service contract. The amendments align the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). Accordingly, the amendments require an entity (customer) in a hosting arrangement that is a service contract to follow the guidance in Subtopic 350-40 to determine which implementation costs to capitalize as an asset related to the service contract and which costs to expense. The amendments also require the entity (customer) to expense the capitalized implementation costs of a hosting arrangement that is a service contract over the term of the hosting arrangement, which includes reasonably certain renewals. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Company is currently in the early stages of evaluating the impact that adopting this standard will have on the financial statements.

In November 2019, the FASB issued ASU no. 2019-08, Codification Improvements — Share-Based Consideration Payable to a Customer. This ASU clarifies the accounting for share-based payments issued as consideration payable to a customer in accordance with ASC 606. Under the ASU, entities apply the guidance in ASC 718 to measure and classify share-based payments issued to a customer that are not in exchange for a distinct good or service (i.e., share- based sales incentives). Accordingly, entities use a fair-value-based measure to calculate such incentives on the grant date, which is the date on which the grantor (the entity) and the grantee (the customer) reach a mutual understanding of the key terms and conditions of the share-based consideration. The result is reflected as a reduction of revenue in accordance with the guidance in ASC 606 on consideration payable to a customer. After initial recognition, the measurement and classification of the share-based sales incentives continue to be subject to ASC 718 unless (1) the award is subsequently modified when vested and (2) the grantee is no longer a customer. The guidance is effective for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Company is currently in the early stages of evaluating the impact that adopting this standard will have on the financial statements.

F-9

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

3.	Significant accounting policies

In December 2019, the FASB issued ASU no. 2019-12, Income Taxes (Topic 740): Simplifying the Accounting for Income Taxes. This ASU simplifies the accounting for income taxes by eliminating some exceptions to the general approach in ASC 740, Income Taxes, for recognizing deferred taxes for investments, performing intraperiod allocation and calculating income taxes in interim periods. The ASU adds guidance to reduce complexity in certain areas, including recognizing deferred taxes for tax goodwill and allocating taxes to members of a consolidated group. It also clarifies certain aspects of the existing guidance to promote more consistent application, among other things. The ASU is effective for the Company for fiscal years beginning after December 15, 2020, including interim periods therein. Early adoption is permitted. The Company is currently in the early stages of evaluating the impact that adopting this standard will have on the financial statements.

4.	Acquisitions of business

Acquisition of Virtublock OU:

On January 1, 2020, the Company acquired all of the outstanding shares of common stock of Virtublock OU, ("VO") a company incorporated in Estonia, that has a license for exchanging virtual currency against fiat currency, for an aggregate purchase price of $3,849. The consideration is paid by issue of 50,000 common shares in the Company.

Acquisition of Zuum Global Services:

On January 2, 2020, the Company acquired 70% of the outstanding shares of common stock of Zuum Global Services Inc., ("ZM") a company incorporated in British Columbia, Canada, that is in the business of delivering high traffic mobile apps and performance driven web-based applications, for an aggregate purchase price of $561,880. The consideration is paid by issue of 6,500,000 common shares in the Company.

Under the acquisition method of accounting, the total purchase price reflects the tangible and intangible assets and liabilties based on their estimated fair values at the date of the completion of the acquisition. The following table summarizes the preliminary allocation of the purchase price of ZM:

Net assets acquired:
Cash	$29,822
Other current assets	8,476
Goodwill	128,891
Intangible assets	610,000
Accrued liabilities	(2,802)
Other current liabilities	(26,940)
Noncontrolling interest in net assets	(185,567)
561,880
Consideration:
Share consideration	$561,880

The assessment of fair value is preliminary and is based on information that was available to management at the time the unaudited condensed consolidated financial statements were prepared. Measurement period adjustments will be recorded in the period in which they are determined, as if they had been completed at the acquisition date. Goodwill has been provided in the transaction based on estimates of future earnings of ZM, including anticipated synergies associated with the positioning of the combined company.

F-10

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

5.	Property and equipment

Cost	Office Equipment $
Balance, December 31, 2018	1,994
Foreign exchange	84
Balance, December 31, 2019	2,078
Foreign exchange	(121)
Balance, December 31, 2020	1,957

Accumulated depreciation	Office Equipment $
Balance, December 31, 2018	209
Depreciated for the year	408
Balance, December 31, 2019	617
Depreciation for the period	100
Balance, March 31, 2020	717

Carrying amount

Office Equipment $
At December 31, 2018	1,461
At March 31,2020	1,240

F-11

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

6.	Intangible assets

Cost	Software Platform $	Intellectual Property $	Total $
Balance, December 31, 2018	418,105	—	418,105
Foreign exchange	19,754	—	19,754
Balance, December 31, 2019	437,859	—	437,859
Additions	610,000	3,849	613,849
Foreign exchange	(32,224)	—	(32,224)
Balance, March 31, 2020	1,015,635	3,849	1,019,484

Accumulated amortization	Software Platform $	Intellectual Property $	Total $
Balance, December 31, 2018	14,647	—	14,856
Amortization for the year	42,911	—	43,319
Balance, December 31, 2019	57,558	—	58,175
Amortization for the period	29,653	120	29,773
Balance, March 31, 2020	87,211	120	87,948

Carrying amount	Software Platform $	Intellectual Property $	Total $
At December 31, 2019	380,301	—	380,301
At December 31, 2020	928,424	3,729	932,153

7.	Right-of-use asset

The right-of-use asset consist of the operating lease for the Company's office facility in Toronto and are amortized over the remainig term of the lease of 33 months.

ASC 842 - right-of-use asset recognition	65,553
Right-of-use asset at December 31, 2019	42,459
Amortization	(6,536)
Foreign exchange	(3,660)
Balance, March 31, 2020	32,263

At the commencement date of the lease, the lease liability was measured at the present value of the lease payments that were not paid at that date. The lease payments are discounted using an interest rate of 10.8%, which is the Company's estimated incremental borrowing rate.

F-12

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

8.	Notes payable

In July 2018, the Company obtained loan of $36,650 from an unrelated third party for payment of operating expenses for a term of two years bearing no interest and repayable on demand. The balance of the loan at March 31, 2020 is $35,245 (December 31, 2019 - $38,570)

On August 31, 2018, the Company purchased Intellectual property to a software platform from a related company. In consideration, the company agreed to assume liability of $ $423,967 in respect of notes payable of the related company. The balance of the loans at December 31, 2018 was $406,815. In December 2019, this liability was settled by issuance of common shares of the Company.

In October 2018, the Company obtained loan of $32,985 from an unrelated third party for payment of operating expenses for a term of two years bearing no interest and repayable on demand. In December 2019, this loan was settled by issuance of common shares of the Company.

In January 2019 and May 2019, the Company obtained two loans of $138,850 and $46,283, respectively, from an unrelated party for payment of operating expenses for terms of one year bearing no interest and repayable on demand. In December 2019, these loans were settled by issuance of common shares of the Company.

In July 2019, the Company obtained loan of $154,278 from an unrelated third party for payment of operating expenses for a term of one year bearing no interest and repayable on demand. In December 2019, this loan was settled by issuance of common shares of the Company.

In September 2019 and December 2019, the Company obtained loan of $23,142 and 7,536 from an unrelated third party for payment of operating expenses for a term of one year bearing no interest and repayable on demand. The loan obtained in December 2019 was settled by issuance of common shares. The balance of the loan at March 31, 2020 was $21,147 (December 31, 2019 - $30,677).

In February 2020, the Company obtained loan of $60,264 from a shareholder for payment of operating expenses for a term of one year bearing no interest and repayable on demand. The balance of the loan at March 31, 2020 was $56,392 (December 31, 2019 - $Nil).

9.	Related party transactions and disclosures

The amounts due from related company at March 31, 2020 of $47,332 (December 31, 2019 - $42,505) is comprised of

$39,570 (December 31, 2019 - $42,505) representing the net amounts transferred during the period and due from related companies. An officer of the Company was Chief Executive Officer of the related companies. It also includes an amount of advance of $7,762 (December 31, 2019 - $Nil) to a shareholder of the Company. These amounts were made to provide working capital and are due on demand and have no set repayment terms.

The due to related parties at March 31, 2020 of $52,867 (December 31, 2019 - $30,856) represents amount due to the company under significant influence of an officer of the Company. These amounts were made to provide working capital and are due on demand and have no set repayment terms.

During the three months period ended March 31, 2020 the Company incurred total compensation of $Nil (year ended December 31, 2019 - $43,290) to the former Chief Executive Officer and these amounts are included in the Consulting services expenses. As at March 31, 2020 $Nil (December 31, 2019 - $670) was payable.

F-13

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

10.	Share capital

a)	Authorized share capital

The Company is authorized to issue an unlimited number of common shares. The common shares have no par value.

b)	Common shares

At March 31, 2020, the Company has 49,025,000 common shares (December 31, 2019 – 40,550,100) issued and outstanding.

i)	On April 4, 2018, the date of inception, the Company issued 100 common shares for $77.

ii)  In December 2019, the Company issued 27,735,000 common shares in settlement of notes payable to a related company for the amount of $802,475.

iii)	In December 2019, the Company issued 12,815,000 common shares for services redered in the total amount of $9,656.

In January 2020, the Company issued 6,500,000 common shares pursuant to a share exchange agreement with Zuum Global Services Inc.

In January 2020, the Company issued 50,000 common shares as consideration for acqusition of Virtublock OU, a company incorporated in Estonia.

During the period ended March 31, 2020, the Company issued total of 1,924,900 common shares for cash proceeds of $122,547.

11.	Subsequent events

Management has evaluated subsequent events through the date of filing the financial statements with OTC Markets, the date the financial statements were available to be issued. Management is not aware of any other significant events that occurred subsequent to the balance sheet date that would have a material effect on the financial statements thereby requiring adjustment or disclosure other than the following events.

In April, 2020, the Company acquired controlling interest, through a share exchange agreement, in two companies in India. These companies are engaged in the business of digital wallet deployments, prepaid card platform, blockchain and mobile apps development.

On April 20, 2020, the Company and its shareholders entered into a Share Exchange Agreement with Zoompass Holdings Inc. (“Zoompass”). Pursuant to the Share Exchange Agreement, Zoompass agreed to exchange 100% of the outstanding equity stock of the Company held by its shareholders for shares of common stock of Zoompass. Under the terms of the agreement, Zoompass will issue fifty million (50,000,000) newly issued shares of the common stock and seventy-five million (75,000,000) share purchase warrants to the shareholders of the Company. Each warrant is exercisable into one common share of Zoompass at an exercise price of $0.25 within three years of the issue date. The companies have commenced regulatory procedures for exchange of shares and management of both the companies are confident that this will be approved and completed in due course.

F-14

Blockgration Global Corp.

Notes to Financial Statements

March 31, 2020

(Expressed in US Dollars)

11.       Subsequent events (continued) Impact of COVID-19

In December 2019, a novel strain of coronavirus was reported, which has and is continuing to spread throughout other parts of the world, including the United States and Canada. On March 11, 2020, the World Health Organization characterized the outbreak as a “pandemic”.

The Company is dependent on its workforce to deliver its solutions and services. Developments such as social distancing and stay-at-home orders from various jurisdictions may impact the Company’s ability to deploy its workforce effectively. While expected to be temporary, prolonged workforce disruptions may negatively impact sales in fiscal year 2020 and the Company’s overall liquidity.